                                                                   Exhibit 10.16

                                 CONFIDENTIAL



                           SUMMIT DESIGN ASIA, LTD.
         A Joint Venture between Summit Design Israel, Inc. ("Summit")
                        and Anam S&T Co., LTD. ("Anam")
                         TERMS AND CONDITIONS OVERVIEW

1.0 LOCATION/OFFICES
--------------------
Summit Design Asia, Ltd. (SDA) will be incorporated and have its headquarters in Hong Kong. It will maintain an office there with its Managing Director, Kuo Wu, initially located in Seoul, Korea.

In addition, SDA will immediately establish a branch office in Korea (SDA Korea). SDA Korea will be responsible for sales in the local Korean market as well as manufacturing and shipping products to other Asian countries (see below for more details).

2.0 SCOPE OF OPERATIONS
-----------------------
SDA will manufacture, market, sell, distribute and support all of the products of Summit Design, Inc. in the territory comprised of all Asia Pacific Countries but not including Japan.

3.0 FINANCING
-------------
SDA will be financed by initial investments from Summit of * * * and from Anam of * * *.

Bank accounts will be opened in Hong Kong in the name of SDA at an appropriate international bank with the capability to conduct efficient multi-currency, international wire transfers, letters of credit and other business services appropriate for SDA.

The accounts shall be US Dollar denominated and should have signers as follows:
     Managing Director of SDA, up to $100,000.00
     Controller of SDA, up to $10,000.00
     Managing Director of SDA plus Controller of SDA, any amount
     Cochairmen (jointly) of SDA with the Managing Director or Controller, any amount
It will be desirable to have an investment account as well as an operating account that idle funds can earn interest.

4.0 SDA OWNERSHIP
-----------------
SDA will issue 1,000,000 shares of common stock,  Initial ownership will be:
     Anam                800,000 shares
     Summit              200,000 shares

Board members, management and employees will be awarded stock options not to exceed 100,000 shares in total. When exercised, these shares will reduce the share holdings of Anam and Summit on a pro rata basis at the time of exercise.


                      * Confidential Treatment Requested

                                 CONFIDENTIAL

For each dollar remitted to Anam by SDA for the purchase of the Copyright License, Summit will receive * * * of SDA stock. The final share distribution after full repayment of the copyright purchase price of * * * and execution of all stock options will be:

     Anam                450,000
     Summit              450,000
     Option Holders      100,000

5.0 SDA BOARD OF DIRECTORS
--------------------------
The SDA Board of Directors will initially be:
     Stephen Kim        Cochairman
     Larry Gerhard      Cochairman
     Kuo Wu             Member
     K.H. Kwon          Member

Board of Director members will be elected by vote of the SDA Shareholders. A slate of new members will be approved and presented by the present Board of Directors for shareholder approval. In the event that a member is terminated or resigns then prior to the termination or resignation the Board of Directors shall approve and appoint a replacement for the exiting member.

A "Majority Vote" of the Board of Directors shall require a seventy-five percent (75%) concurring vote.

6.0 COPYRIGHT LICENSE PURCHASE
------------------------------
SDA will immediately acquire the existing Copyright License held by Anam for a purchase price of * * *. Payment for the Copyright License shall be made quarterly beginning April 1, 1997. The amount of each quarterly payment shall be equal to * * * of SDA's profit from operations for that quarter.
Quarterly payments will continue until the * * * purchase price is paid in full. SDA may repay any amount of the unpaid balance as approved by a Majority Vote of the Board of Directors. Total repayment of the * * * is required prior to any cash distribution as defined in section 7.0.

The Territory as defined by the Copyright License shall be extended as defined in section 2.0. In addition the * * * paid to Summit as defined in the Copyright License shall be reduced from * * *. Appendix A is a copy of the Copyright License.

7.0 EXCESS CASH DISTRIBUTION
----------------------------
SDA shall distribute excess cash to shareholders quarterly based on the cash balance of SDA. In the event that the cash balance of SDA is in excess of one million dollars ($1,000,000.00) then the excess shall be distributed to shareholders of SDA on a pro-rata basis.

8.0 MANUFACTURING
-----------------
The manufacturing activities of SDA will initially take place in SDA Korea. The extent of the activities is expected to be as follows:


                      * Confidential Treatment Requested

                                 CONFIDENTIAL

     TDS:           -  Reproduction of object code tapes supplied by Summit
                       Design US
                    -  Authorization codes will be supplied via Summit Design US upon receipt of required information from SDA

     Visual:        -  SDA will initially subcontract with Tiud in Israel to
                       manufacture Visual HDL Summit Israel will assist SDA with setting up the manufacturing process for Visual HDL in Korea. SDA will have the option of continuing ro subcontract through Summit Israel for manufacturing if it so desires.

9.0 ORDER PROCESSING/SHIPPING/INVOICING/PAYMENT
-----------------------------------------------
One objective of SDA is to minimize the tax burden on the production and sale of Summit products in the Far East. To accomplish this, the following order processing flow should be used.

Orders will be received by SDA in Hong Kong from the SDA distributors or direct sales branches (such as SDA Korea) where the products will be manufactured and shipped to either the final end users of distributors (depending on the local arrangement in the country) in the countries where SDA does business. The processing of orders by SDA Korea will be done under a services agreement between SDA and SDA Korea on a "cost-plus" basis. A cost-plus ten percent (10%) is a common level, with monthly service fee payments made to SDA Korea from SDA Hong Kong.

SDA Korea will notify SDA Hong Kong upon shipment so that the customer may be invoiced by SDA Hong Kong. SDA Hong Kong will then be responsible for collection and management of the cash.

PAYMENT OF SUMMIT COPYRIGHT FEES
--------------------------------
Payment of the fees due under the Copyright License which is to be sold to SDA by Anam will be paid within sixty (60) days after shipment of product to the customer. The payments will be made from the SDA Hong Kong bank accounts and will be made in US Dollars.

OPERATING PLAN FOR SDA
----------------------
Appendix B depicts the estimated operating plans for SDA beginning in 1996.


Signatures:

Anam:                                    Summit:

/s/ Stephen M. Kim                       /s/ Larry J. Gerhard    3/21
____________________________             ____________________________
Stephen M. Kim                           Larry J. Gerhard
President & CEO                          President & CEO
Anam S&T Co., LTD.                       Summit Design Israel, Inc.

                      * Confidential Treatment Requested

                                 CONFIDENTIAL

                                  APPENDIX A

                          COPYRIGHT LICENSE AGREEMENT
                          ---------------------------

PURPOSE:
-------

This Agreement is made and entered into this 28th day of December, 1994, by and between Anam S&T., Ltd., a corporation incorporated and existing under the laws of the Republic of Korea, having its registered place of office at 3rd Floor, Anam Building, 154-17, Samsung-Dong, Kangnam-Ku, Seoul, Korea (hereinafter "Anam"); and Summit Design, Inc., a corporation incorporated and existing under the laws of Delaware having its registered place of office at 9305 S.W. Gemini Drive, Beaverton, OR, 97005 U.S.A. (hereinafter referred to as "Summit"). Anam and Summit when considered together are hereinafter referred to as "The Companies".

TERMS:
-----

I.   COPYRIGHTS LICENSE ("LICENSE"):
------------------------------------

     1.   Under the terms of this agreement, Summit grants an exclusive License
          ---------------------------------------------------------------------
          to Anam for the use of its copyrights for the Products in the
          -------------------------------------------------------------
          Territory.
          ---------

     2.   "Products":
           ---------
          a.   TDS
          b. Visual HDL (Workstation ("ws") and Personal Computer ("pc") versions)
          c.   Insight
          d.   Timekeeper
          e. All derivatives and upgrade releases of the above listed products if available.

     3.   Price:
          -----
          a.   The purchase price of the License is * * *
          b.   The purchase price is nonrefundable.
          c.   The purchase price shall be paid according to the terms stated in section III.

     4.   "Territory":
           ----------
          a. The initial Territory of Korea, Australia, India, and the Phillippines.
          b. The Territory can be extended to other Asian countries, Australia, India and the Phillippines by written mutual consent of the Companies.

     5.   Term:
          ----
          a.   The initial term of the License if Thirty (30) months.
          b. The License can be extended after the initial term by written mutual consent of the Companies.


                      * Confidential Treatment Requested

                                 CONFIDENTIAL

     6.   Termination:
          -----------
          a. This agreement and the License can be terminated at any time by Anam with 30 days written notice.
          b. This agreement and the License can be terminated at any time by Summit with 30 days written notice and repurchase of the License.
               i. In the event that Summit wishes to repurchase the License any time during months 1-12, the repurchase price shall be
                    * * *.
               ii. In the event that Summit wishes to repurchase the License any time during months 13-24, the repurchase price shall be
                    * * *.
               iii. In the event that Summit wishes to repurchase the License any time during months 25-30, the repurchase price shall be * * *.
          c. This agreement and the License can be terminated at any time by either party for cause with 15 days written notice if the cause has not been cured within 30 days after notice.

     7.   Transfer:
          --------
          a. This License is non transferable unless approved in writing by the Companies.
          b. In the event that the Companies agree to establish a Joint Venture Company ("JVC"), the License is transferrable to the JVC under the terms of the JVC agreement.

II.  Fees:
----------

     1.   The following fees shall be paid to Summit in conjunction with the
          ------------------------------------------------------------------
          distribution of the shrinked wrapped software and under the terms
          -----------------------------------------------------------------
          listed in section III.
          ----------------------
\         a.   License administration and documentation fee ("LAD")
               i.   LAD is * * of the actual sale price on commercial units
                    unless the sale discount is greater than * * of the Commercial List Price; if the sale discount is greater than
                    * * of the Commercial List Price and Summit has not agreed in writing to such discount then LAD is * * of the Commercial List Price.
               ii.  LAD is * * of the actual sale price on education units unless the sale discount is greater than * * of the Education List Price; if the sale discount is greater than
                    * * of the Education List Price and Summit has not agreed in writing to such discount then LAD is * * of the Education List Price.
          b.   Technology administration and maintenance gee ("TAM")
               i.   TAM is * * of the actual sale price on commercial units
                    unless the sale discount is greater than * * of the Commercial Price List; if the sale discount is greater than
                    * * of the Commercial Price List and Summit has not agreed in writing to such discount then TAM is * * of the Commercial Price List.
               ii.  TAM is * * of the actual sale price on education units unless the sale discount is greater than * * of the Education List Price; if the sale discount is greater than
                    * * of the Education List Price and Summit


                      * Confidential Treatment Requested
                    has not agreed in writing to such discount then TAM is * * of the Education List Price.
          c.   Technical Support Fee ("TSF")
               i. TSF is * * of the actual sale price of the Product of a maintenance agreement is purchase by the customer or otherwise provided to the customer.
               ii.  TSF is * * of the actual maintenance renewal price.

     2.   Commercial List Price and Education List Price are as follows:
          --------------------------------------------------------------
               Product        Commercial List Price     Education List Price
               -------        ---------------------     --------------------

                                SEE EXHIBIT 'A'

III. Payments
-------------
     1.   Purchase price of License:
          --------------------------
          a.   First payment due 1/15/95   * * *
          b.   Second payment due 2/15/95  * * *
          c.   Final payment due 3/1/95    * * *

     2.   Fees as stated in section II:
          ----------------------------
          a. All fees shall be paid within 60 days after shipment of Product or a maintenance service agreement to the customer.
          b.   All fees shall be paid to Summit in U.S. dollars.
          c. All fee percentages listed in Section II are net amounts paid to Summit.
               (In the event a tax issue occurs, this issue will be negotiated by The Companies.)

IV.  Rights and Obligations:
-----------------------------

     1.   For as long as the License is in effect Anam shall have the right to
          --------------------------------------------------------------------
          manufacture, market, sell distribute and support the Products in the
          --------------------------------------------------------------------
          Territory.
          ----------

     2.   For as long as the License is in effect Anam shall have the right to
          --------------------------------------------------------------------
          request an authorization code and Summit shall have the obligation to
          ---------------------------------------------------------------------
          immediately provide such code. Summit shall be obligated for the LAD
          --------------------------------------------------------------------
          fee paid by Anam to enter, maintain, and provide information for every
          ----------------------------------------------------------------------
          customer of Anam. This customer data base shall contain complete
          ----------------------------------------------------------------
          configuration management problem lists and upgrade information
          --------------------------------------------------------------
          required to insure complete customer satisfaction.
          --------------------------------------------------


                      * Confidential Treatment Requested

                                 CONFIDENTIAL

     3.   For as long as the License is in effect Summit shall have the
          -------------------------------------------------------------
          obligation for the TAM fee paid to provide constant maintenance and
          -------------------------------------------------------------------
          sustaining engineering for the Products to insure their long term
          -----------------------------------------------------------------
          viability and correctness. New product releases shall be made
          -------------------------------------------------------------
          available to Anam if and when they are completed and ready for market.
          ----------------------------------------------------------------------


              /s/ Roger Bitter      12/28/94          /s/ K. H. Kwon   12/28/94
              ______________________________          __________________________
              R.A. Bitter; Summit Design, Inc.        K.H. Kwon; Anam S&T Ltd.


              /s/ L. J. Gerhard     12/28/94          /s/ Stephen M. Kim
              ______________________________          __________________________
              L.J. Gerhard; Summit Design, Inc.       Stephen Kim; Anam S&T Ltd.


                      * Confidential Treatment Requested

                                   EXHIBIT A

                               8.0 TDS Price List

KOREA

--------------------------------------------------------------------------
Prices Effective:  January 22, 1996
--------------------------------------------------------------------------

                                    Product     Product     Maint
--------------------------------------------------------------------------
TDS Products                        Number      List        Plan-M
==========================================================================
WaveMaster (including...)          TM-BMO-L     $32,000     $5,760
--------------------------------------------------------------------------
    -  Wavemaker
--------------------------------------------------------------------------
    -  ASCII I/O Interface
--------------------------------------------------------------------------
    -  Conditioner Library
--------------------------------------------------------------------------
    -  Utility Library
--------------------------------------------------------------------------
    -  Tool Library
--------------------------------------------------------------------------
    -  WDB Took Kit (with WGL
       in/out and TP Match)
--------------------------------------------------------------------------
    -  On-line documentation
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Design Pack (including...)         TD-DMO-L     $19,200     $3,456
--------------------------------------------------------------------------
    -  Wavemaker
--------------------------------------------------------------------------
    -  Combine IO, Derive,
       Concat, Align, Cut,
       Move, Merge Conditioners
--------------------------------------------------------------------------
    -  On-line Documentation
--------------------------------------------------------------------------

--------------------------------------------------------------------------
GrabberPack (including...)         TH-HP7-L     $26,400     $4,752
--------------------------------------------------------------------------
    -  Wavemaker/WaveGrabber
--------------------------------------------------------------------------
    -  HP 16500 Query, Slots,
       Upload, Download
       Acquire  VBridge
--------------------------------------------------------------------------
    -  Combine IO, Derive,
       Concat, Align, Cut,
       Move, Merge Conditioners
--------------------------------------------------------------------------
    -  On-line Documentation
--------------------------------------------------------------------------

--------------------------------------------------------------------------
WaveMaster Options
--------------------------------------------------------------------------
Equation Support                    TM-BTO-L    $ 8,000     $1,440
--------------------------------------------------------------------------
Simulation Rules Checker - SRC      TC-BDO-L    $14,400     $2,592
--------------------------------------------------------------------------
TimePlate Generators (including...) TJ-TLO-L    $16,000     $2,880
--------------------------------------------------------------------------
    -  TPforceGen, TPstrobeGen
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Input and Output Converters
--------------------------------------------------------------------------
Input Convertors
--------------------------------------------------------------------------
Compass QSim Input Converter        TI-CPO-L    $6,400      $1,152
--------------------------------------------------------------------------
HILO Input Converter                TI-HLO-L    $6,400      $1,152
--------------------------------------------------------------------------
LASAR Input Converter               TI-LAO-L    $6,400      $1,152
--------------------------------------------------------------------------
LSI Logic LSIM Input Converter      TI-LSO-L    $6,400      $1,152
--------------------------------------------------------------------------


                      * Confidential Treatment Requested

--------------------------------------------------------------------------
Mentor Graphics LSIM Input
Converter                          TI-MGO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Mentor Graphics QuickSim Input
Converter                          TI-MGI-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Tegas Input Converter              TI-TGO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Valid Input Converter              TI-VAO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Verilog (VCD & PLITDS) Input
Converter (n/a on Solaris)         TI-VEO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
VLAIF Input Converter              TI-VFO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
ZILOS Input Converter              TI-ZLO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------

--------------------------------------------------------------------------
Output Convertors
--------------------------------------------------------------------------
Compass QSIM Output Converter      TO-CPO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
HILO FBT Output Converter          TO-HL1-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
HILO ICT Output Converter          TO-HL2-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
HILO Sim Output Converter          TO-HLO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
LASAR Output Converter             TO-LAO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
LSI Logic Lsim Output Convertor    TO-LSO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Mentor Graphics Lsim Output
Convertor                          TO-MGO-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Mentor Graphics Quicksim Output
Convertor                          TO-MG1-L    $ 6,400      $ 1,152
---------------------------------------------------------------------------
Verilog Output Convertor           TO-VEO-L    $ 6,400      $ 1,152
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Libraries
--------------------------------------------------------------------------
Input Converter Library (including
list above)                        TL-BKO-L    $19,200      $ 3,456
---------------------------------------------------------------------------
Output Converter Library
(including list above              TL-BLO-L    $19,200      $ 3,456
---------------------------------------------------------------------------
Input and Output Converter
Libraries (including both
lists above                        TL-BJO-L    $32,000      $ 5,760
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Special Convertors
--------------------------------------------------------------------------
Waves Output Converter             TO-WAO-L    $24,000      $ 4,320
---------------------------------------------------------------------------
Texas Instruments TDL In/Out
Converter Pair                     TL-TDO-L    $16,000      $ 2,880
---------------------------------------------------------------------------
Schlumberger LW In/Out Converter
Pair                               TL-SCO-L    $ 9,600      $ 1,728
--------------------------------------------------------------------------

--------------------------------------------------------------------------
WaveBridge Products
--------------------------------------------------------------------------
Advantest T33xx WaveBridge +
PB/VB                              TW-ADO-L     $62,400     $11,232
--------------------------------------------------------------------------
Ando WaveBridge 80xx. 90xx +
PB/VB                              TW-ANO-L     $62,400     $11,232
--------------------------------------------------------------------------
Credence Vista LT-1xxx/Duo
WaveBridge + PB                    TW-CRO-L     $62,400     $11,232
--------------------------------------------------------------------------
IMS ATS/XL WaveBridge +
XL PB/VB                           TW-IMO-L     $46,400     $ 8,352
--------------------------------------------------------------------------
LTX Trillium WaveBridge +
PB/VA                              TW-TRO-L     $62,400     $11,232
--------------------------------------------------------------------------
Schlumberger ITS9000 WaveBridge    TW-SC1-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne A500 WaveBridge           TW-TEO-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne A580 WaveBridge           TW-TE1-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne J941, J967, J983
WaveBridge + PB/VB                 TW-TE2-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne J971 WaveBridge           TW-TE3-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne L200/L300 WaveBridge +
PB/VB                              TW-TE7-L     $62,400     $11,232
--------------------------------------------------------------------------
Teradyne Z8000 WaveBridge          TW-TE9-L     $62,400     $11,232
--------------------------------------------------------------------------

                      * Confidential Treatment Requested

--------------------------------------------------------------------------
WaveBridge Scan Options
--------------------------------------------------------------------------
Ando 80xx, 90xx                    TS-ANO-L     $32,000     $5,760
--------------------------------------------------------------------------
Credence Vista LT-1xxx/Duo         TS-CRO-L     $32,000     $5,760
--------------------------------------------------------------------------
Schlumberger ITS9000               TS-SC1-L     $32,000     $5,760
--------------------------------------------------------------------------
Teradyne A580                      TS-TE1-L     $32,000     $5,760
--------------------------------------------------------------------------
Teradyne J971                      TS-TE3-L     $32,000     $5,760
--------------------------------------------------------------------------

--------------------------------------------------------------------------
WaveBridge Equation Options
--------------------------------------------------------------------------
LTX Trillium                       TQ-TRO-L     $12,000     $2,160
--------------------------------------------------------------------------
Schlumberger ITS9000               TQ-SC1-L     $12,000     $2,160
--------------------------------------------------------------------------
Teradyne A580                      TQ-TE1-L     $12,000     $2,160
--------------------------------------------------------------------------
Teradyne J971                      TQ-TE3-L     $12,000     $2,160
--------------------------------------------------------------------------

--------------------------------------------------------------------------
WaveBridge FastBridge Options
--------------------------------------------------------------------------
Teradyne J971                      TF-TE3-L     $32,000     $5,760
--------------------------------------------------------------------------

--------------------------------------------------------------------------
PBridge Products
--------------------------------------------------------------------------
PBridges
--------------------------------------------------------------------------
Advantest 33xx PBridge/VBridge     TP-ADO-L     $46,400     $8,352
--------------------------------------------------------------------------
Ando 80xx, 90xx PBridge/VBridge    TP-ANO-L     $46,400     $8,352
--------------------------------------------------------------------------
Credence STS PBridge/VBridge       TP-STO-L     $46,400     $8,352
--------------------------------------------------------------------------
Credence Vista LT-1xxx PBridge     TP-CRO-L     $46,400     $8,352
--------------------------------------------------------------------------
GenRad 16/18 PBridge               TP-GEO-L     $46,400     $8,352
--------------------------------------------------------------------------
GenRad 227x PBridge/VBridge        TP-GE1-L     $46,400     $8,352
--------------------------------------------------------------------------
HP3065 + HP3065AT PBridge/VBridge  TP-HP2-L     $46,400     $8,352
--------------------------------------------------------------------------
HP3070 PBridge/VBridge             TP-HP3-L     $46,400     $8,352
--------------------------------------------------------------------------
HP82000 PBridge/VBridge            TP-HP4-L     $46,400     $8,352
--------------------------------------------------------------------------
IMS XL PBridge and VBridge         TP-IMO-L     $32,000     $5,760
--------------------------------------------------------------------------
LTX Synchromaster PBridge/VBridge  TP-LTO-L     $46,400     $8,352
--------------------------------------------------------------------------
LTX Trillium PBridge/VBridge       TP-TRO-L     $46,400     $8,352
--------------------------------------------------------------------------
Megatest MegaOne Polaris
PBridge/VBridge                    TP-MEO-L     $46,400     $8,352
--------------------------------------------------------------------------
Sentry 15 PBridge/VBridge          TP-SEO-L     $46,400     $8,352
--------------------------------------------------------------------------
Sentry 600-21 PBridge/VBridge      TP-SE2-L     $46,400     $8,352
--------------------------------------------------------------------------
Teradyne J941, J967, J983
PBridge/VBridge                    TP-TE2-L     $46,000     $8,352
--------------------------------------------------------------------------
Teradyne J953 PBridge/VBridge      TP-TE5-L     $46,000     $8,352
--------------------------------------------------------------------------
Teradyne L200/L300 PBridge/VBridge TP-TE7-L     $46,000     $8,352
--------------------------------------------------------------------------

--------------------------------------------------------------------------
VBridges
--------------------------------------------------------------------------
Advantest VBridge                  TV-ADO-L     $24,000     $4,320
--------------------------------------------------------------------------
Ando VBridge                       TV-AND-L     $24,000     $4,320
--------------------------------------------------------------------------
Credence STS VBridge               TV-STO-L     $24,000     $4,320
--------------------------------------------------------------------------
GenRad 227x VBridge                TV-GE1-L     $24,000     $4,320
--------------------------------------------------------------------------
HP3065 VBridge                     TV-HPO-L     $24,000     $4,320
--------------------------------------------------------------------------
HP3070 VBridge                     TV-HP3-L     $24,000     $4,320
--------------------------------------------------------------------------

                      * Confidential Treatment Requested

--------------------------------------------------------------------------
HP82000 VBridge                    TV-HP4-L     $24,000     $4,320
--------------------------------------------------------------------------
IMS XL VBridge                     TV-IMO-L     $24,000     $4,320
--------------------------------------------------------------------------
LTX Synchromaster VBridge          TV-LTO-L     $24,000     $4,320
--------------------------------------------------------------------------
LTX Trillium VBridge               TV-TRO-L     $24,000     $4,320
--------------------------------------------------------------------------
Megatest MegaOne Polaris VBridge   TV-ME1-L     $24,000     $4,320
--------------------------------------------------------------------------
Sentry 15 VBridge                  TV-SEO-L     $24,000     $4,320
--------------------------------------------------------------------------
Sentry 600-21 VBridge              TV-SE2-L     $24,000     $4,320
--------------------------------------------------------------------------
Teradyne J941, J967, J983 VBridge  TV-TE2-L     $24,000     $4,320
--------------------------------------------------------------------------
Teradyne J953 VBridge              TV-TE5-L     $24,000     $4,320
--------------------------------------------------------------------------
Teradyne L200/L300 VBridge         TV-TE7-L     $24,000     $4,320
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Emulators
--------------------------------------------------------------------------
Advantest Emulator (SEF)           TE-ADO-L     $78,400    $14,112
--------------------------------------------------------------------------
IMS XL Emulator (SEF)              TE-IMO-L     $46,400    $ 8,352
--------------------------------------------------------------------------
Sentry 600-21 Emulator (SEF)       TE-SE2-L     $78,400    $14,112
--------------------------------------------------------------------------
Trillium Emulator (WDB)            TE-TRO-L     $78,400    $14,112
--------------------------------------------------------------------------

--------------------------------------------------------------------------
NetBridges/FaultBridges/
Probebridges
--------------------------------------------------------------------------
Teradyne L200/L300
NetBridge/Probebridge              TN-TE7-L     $70,400     $12,672
--------------------------------------------------------------------------
Teradyne L200/L300 Faultbridge     TF-TE7-L     $19,200     $ 3,456
--------------------------------------------------------------------------
Teradyne Z8000 NetBridge/
Probebridge                        TN-TE9-L     $70,400     $12,672
--------------------------------------------------------------------------
HP3070 FaultBridge                 TF-HP3-L     $19,200     $ 3,456
--------------------------------------------------------------------------
HP3070 Probebridge                 TR-HP3-L     $48,000     $ 8,640
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Other Links
--------------------------------------------------------------------------
HP83000 Application Link           TA-HP8-L     $32,000     $ 5,760
--------------------------------------------------------------------------
WaveGrabber (Add-On) including...
(n/a on Solaris)                   TG-HP7-L     $20,000     $ 3,600
--------------------------------------------------------------------------
    -  HP16500 Query, Slots, Upload,
       Download
--------------------------------------------------------------------------
    -  HP16500 Acquire
--------------------------------------------------------------------------
    -  HP 16500 VBridge
--------------------------------------------------------------------------
Taisel - Talon BE-64 Application
Link                               TA-TAO-L     $16,000     $ 2,880
--------------------------------------------------------------------------
Tektronix DAS 9200 Grabber
(Add-On)                           TA-TKO-L     $ 6,400     $ 1,152
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Product Upgrades
--------------------------------------------------------------------------
PBridge to WaveBridge              TU-8GO-A     $19,200
--------------------------------------------------------------------------
VBridge to PBridge                 TU-8HO-A     $26,880
--------------------------------------------------------------------------
VBridge to WaveBridge              TU-B10-A     $46,080
--------------------------------------------------------------------------
HP83000 Application Link to
HP83000 WaveBridge (ships Q2)      TU-8JO-L     $30,400
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Sunset Products (Maintenance Only)
--------------------------------------------------------------------------
HP9490 Application Link            TA-HP6-L     Call Summit
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

                      * Confidential Treatment Requested

--------------------------------------------------------------------------
Platform/Media
--------------------------------------------------------------------------
Sparc SunOS 4.1.3 and HP700
HPUX 9.0.5 on CD-ROM               TZ-DOO-S     No Charge
--------------------------------------------------------------------------
Sparc Solaris 2.3 on DC6150        TZ-DGO-S     No Charge
--------------------------------------------------------------------------
HP300 HP-UX 9.0.3. on 4mm DAT/DDS  TZ-DMO-S     No Charge
--------------------------------------------------------------------------
IBM RS6000, AIX 3.2.5 on 8mm       TZ-DKO-S     No Charge
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Additional or change of platform
types (each)                       TU-BFO-A     $ 8,000
--------------------------------------------------------------------------
Reissue authorization codes to
change host node ID                TU-BEO-L     $ 3,200
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Documentation (See Notes)
--------------------------------------------------------------------------
Full Set                           TD-DEO-D     $ 1,200
--------------------------------------------------------------------------
Training Manual                    TD-DC8-D     $   160
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Training (See Notes)
--------------------------------------------------------------------------
4 & 1/2 day course at Summit
headquarter (per student)          TT-BTO-T     $ 2,400
--------------------------------------------------------------------------
On-site training 4 day course      TT-BUO-T     Call Summit
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Special Orders (See Notes)
--------------------------------------------------------------------------
SEF Access binary programming
interface (including...)           TU-BWO-L     Call Summit
--------------------------------------------------------------------------
    -  SEF linkable object file,
       WaveMaster, input convertor
       library, technical
       assistance
--------------------------------------------------------------------------
PIF Access binary programming
interface                          TU-BBO-L     Call Summit
--------------------------------------------------------------------------
    -  WaveMaker linkable object
       file WaveMaster, input,
       input convertor library,
       technical assistance
--------------------------------------------------------------------------

--------------------------------------------------------------------------

                      * Confidential Treatment Requested

                                   Exhibit A

                             2.5 Visual Price List

KOREA PRICE LIST

Prices Effective:  May 15, 1995
----------------------------------------------------------------------------------------------
                                               Plan M             Plan H
----------------------------------------------------------------------------------------------
                                 Part           Maint              Maint
----------------------------------------------------------------------------------------------
Visual Products                 Number   List   Number    List     Number   List
==============================================================================================
PC Products
----------------------------------------------------------------------------------------------
Visual HDL                     VP-BBO-L   $20,000    VP-880-M     $4,000     VP-880-H   $1,000
----------------------------------------------------------------------------------------------
Visual HDL Design Entry        VP-DE0-L   $16,000    VP-DE0-M     $3,200     VP-DE0-H   $  800
----------------------------------------------------------------------------------------------
Visual HDL (Evaluation copy,   VP-EV0-L
time limited Hasp)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Visual Verilog Design Entry    VP-VE2-L   $16,000    VP-VE2-M     N/A        VP-VE2-H   N/A
  and Debugging
  interface (ship 11/95)
----------------------------------------------------------------------------------------------
Visual Verilog (Evaluation     VP-VE3-L
  Copy, time limited Hasp)
----------------------------------------------------------------------------------------------
UNIX Products
----------------------------------------------------------------------------------------------
Visual HDL (node locked)       VU-NL0-L   $40,000    VU-NL0-M     $8,000     VU-NL0-H   $2,000
----------------------------------------------------------------------------------------------
Visual HDL (floating)          VU-FL0-L   $48,000    VU-FL0-M     $9,600     VU-FL0-H   $2,400
----------------------------------------------------------------------------------------------
Visual HDL Design Entry        VU-DE1-L   $28,800    VU-DE1-M     $5,760     VU-DE1-H   $1,440
  (node locked)
----------------------------------------------------------------------------------------------
Visual HDL Design Entry        VU-DE2-L   $35,200    VU-DE2-M     $7,040     VU-DE2-H   $1,760
  (floating)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Visual Verilog Design Entry    VU-VE6-L   $28,800    VU-VE6-M     $5,760     VU-VE6-H   $1,440
  and Debugging
  interface (node locked)
  (ship 11/95)
----------------------------------------------------------------------------------------------
Visual Verilog Design Entry    VU-VE7-L   $35,200    VU-VE7-M     $7,040     VU-VE7-H   $1,760
  and Debugging
  interface (floating) (ship
  11/95)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Upgrades
----------------------------------------------------------------------------------------------
Visual HDL (2.0-2.5 or         VP-BB0-A   $ 4,000
  2.5-3.0) for PC
-----------------------------------------------------------------------------------------------
Visual HDL (2.0-2.5 or         VU-NL0-A   $ 8,000
  2.5-3.0) for UNIX
 (node locked)
-----------------------------------------------------------------------------------------------
Visual HDL (2.0-2.5 or         VU-FL0-A   $ 9,600
  2.5-3.0) for UNIX
  (floating)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Visual HDL (2.0-3.0) for PC    VP-BC0-A   $ 4,800
-----------------------------------------------------------------------------------------------
Visual HDL (2.0-3.0) for       VU-NL1-A   $ 9,600
  UNIX (node locked)
----------------------------------------------------------------------------------------------
Visual HDL (2.0-3.0) for       VU-FL1-A   $11,520
  UNIX (floating)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Design Entry to full Visual    VP-DE0-A   $ 4,800
  (PC)
-----------------------------------------------------------------------------------------------
Design Entry to full Visual    VU-DE1-A   $12,000
  (node locked)
-----------------------------------------------------------------------------------------------
Design Entry to full Visual    VU-DE2-A   $14,400
  (floating)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Platform/Media
----------------------------------------------------------------------------------------------
Sun SPARC, SunOS 4.1.3 on      VZ-ZB0-S   No Charge
  DC6150
----------------------------------------------------------------------------------------------
HP700, HP-UX 9.0.5 on 4mm      VZ-ZD0-S   No Charge
  DAT/DDS
----------------------------------------------------------------------------------------------
HP700, HP-UX 9.0.5 on DC6150   VZ-ZH0-S   No Charge
----------------------------------------------------------------------------------------------


                      * Confidential Treatment Requested

                                   Exhibit A

                             2.5 Visual Price List


PC on floppies                 VZ-ZC0-S   No Charge
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional platform types      VU-BF0-A   $8,000
  (each)
--------------------------------------------------------------------------------
Reissue authorization codes    VU-BE0-A   $3,200
  to change host node ID
--------------------------------------------------------------------------------
Extra Documentation
--------------------------------------------------------------------------------
Visual HDL Manual for PC       VP-BB0-D   $  480
--------------------------------------------------------------------------------
Visual HDL Manual for UNIX     VU-BB0-D   $  480
--------------------------------------------------------------------------------
Visual HDL Training Guide      VU-BC0-D   $  160
  for UNIX
--------------------------------------------------------------------------------
Training (See Notes)
--------------------------------------------------------------------------------
4 day course at Summit         VT-BB0-T   $2,560
 headquarters (per student)
--------------------------------------------------------------------------------
On-site training 4 day course  VT-BC0-T   Call Summit
--------------------------------------------------------------------------------


                      * Confidential Treatment Requested

                                   Exhibit A

                             2.5 Visual Price List


Price List Notes
-------------------------------------------------------------------------------
License Requirements
* is licensed on * basis, through *.
Consult Summit or your Summit Sales Representative for additional information.

Maintenance Plans
Maintenance part numbers are provided for two plans, Plan "M", *
       Plan "H", *
Maintenance can only be ordered for *.

Version Availability
* are available for the current version and * prior as of the date of this pricelist, e.g., *. * can be ordered for version * . * can be issued for versions: *.

Additional Platforms
* can support * or an * may be * type by adding *.

Domestic Warranty
All Visual Products are covered by a 90 day limited warranty. Refer to Summit's Terms and Conditions document for details.

International Warranty
All Visual Products are covered by a 90 day limited warranty. Refer to Summit's Terms and Conditions document for details.

Training
Summit normally offers a 4 day Visual training course at our headquarters. Special on-site training is also available at the customer's facility. On-site requires one customer supplied workstation and software for every two students. A classroom environment with overhead projection capabilities must be provided near the workstation. The maximum class size is 10 students.

Discount Schedule Guide Line (**always consult your principal from Summit) Discounts are for single order volume or Corporate Volume Purchase Agreement.

    Volume                  Discount
  *                                   *
  *                                   *
  *                                   *
  *                                   *
  *                                   *
  *                                   *


Corporate Volume Purchase Agreements (VPA) (**consult principal)
*.


                      * Confidential Treatment Requested

                              SUMMIT DESIGN, INC.
                     Pro Forma Income Statement & Headcount
                                   Appendix B

    Income Statement       1995  Q1  Q2  Q3  Q4  1996  1996  1997  1998
                           ----  --- --- --- --- ----  ----  ----  ----
Revenue                    *     *   *   *   *   *     *     *     *

Gross Margin               *     *   *   *   *   *     *     *     *
             %             *     *   *   *   *   *     *     *     *

Operating Expense          *     *   *   *   *   *     *     *     *
   G&A                     *     *   *   *   *   *     *     *     *
   Mrktng & Sales          *     *   *   *   *   *     *     *     *
   Dev., Suprt. & Prodctn. *     *   *   *   *   *     *     *     *
             %             *     *   *   *   *   *     *     *     *

   Operating Profit        *     *   *   *   *   *     *     *     *
             %             *     *   *   *   *   *     *     *     *

Restructuring Expense      *     *   *   *   *   *     *     *     *

Non Operating Income       *     *   *   *   *   *     *     *     *
   Interest Income         *     *   *   *   *   *     *     *     *
   Other                   *     *   *   *   *   *     *     *     *
   Interest paid           *     *   *   *   *   *     *     *     *

Profit Before Tax          *     *   *   *   *   *     *     *     *
             %             *     *   *   *   *   *     *     *     *




Headcount                  *     *   *   *   *   *     *     *     *


                      * Confidential Treatment Requested

                      * Confidential Treatment Requested

                                  APPENDIX C



Project Plan for Summit/Anam JVC


----------+------------------------+--------------------------+----------------------+---------------->

          February 20th            March 23rd                                        April 1
          * Finish draft JVC       * Sign JVC                 * Set up company       * Start business
            Agreement              * Approve 1996 Plan        * Hire people
          * Financial Plan                                    * Establish funding
            for 1996
          * Operational plan
            for 1996
            -Organization
            -Location
            -Product flow/mfg.
            -Orders/shipment flow
            -Etc.


                      * Confidential Treatment Requested